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                                                                    EXHIBIT 10.4



                      FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 29, 1994 (this "Amendment"), is among ARBOR DRUGS, INC., a Michigan corporation (the "Company"), the banks set forth on the signature pages hereof (collectively, the "Banks") and NBD BANK, N.A., as agent for the Banks (in such capacity, the "Agent").


                                    RECITALS

         A. The Company, the Banks and the Agent are parties to a Credit Agreement dated as of May 14, 1992 (the "Credit Agreement").

         B. The Company, the Banks and the Agent desire to amend the Credit Agreement as set forth herein.


                                     TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:


ARTICLE I. AMENDMENT. The Credit Agreement shall be amended by deleting reference in Section 7.2(e)(v) to "$18,000,000" and substituting "$36,000,000" in place thereof.


ARTICLE II. REPRESENTATIONS. The Company represents and warrants to the Agent and the Banks that:

         2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

         2.2 This Amendment is the legal, valid and binding obligation of the Company enforceable against it in accordance with the terms hereof.

         2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article VI of the Credit Agreement are true on and as of the date hereof with the same force and

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effect as if made on and as of the date hereof and no Default or Event of
Default exists.


ARTICLE III.     MISCELLANEOUS

         3.1 References in the Credit Agreement or in any note, certificate, instrument or other document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.


         3.2 The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment.

         3.3 Except as expressly amended hereby, the Company agrees that the Credit Agreement, the Notes and all other documents and agreements executed by the Company in connection with the Credit Agreement in favor of the Agent or the Banks are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         3.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment is a contract made under, and the rights and obligations of the parties hereunder be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within Michigan.


         IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of August 29, 1994, which shall be the effective date of this Amendment.


                                        ARBOR DRUGS, INC.


                                        By: /s/ Gilbert C. Gerhard
                                            ----------------------------
                                            Its:  Senior Vice President
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                                        NBD BANK, N.A., as a Bank and as Agent


                                        By: /s/ Erik W. Bakker
                                            ---------------------------
                                            Its:  Second Vice President


                                        COMERICA BANK


                                        By: /s/ Michael Banks
                                            ---------------------------
                                            Its:  Vice President


                                        CONTINENTAL BANK, formerly known as
                                        Continental Bank, N.A.


                                        By: /s/ Gary Peet
                                           ---------------------------
                                            Its:  Managing Director